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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Registrant's previously filed Registration Statements, File Numbers 2-81717, 2-86961, 2-92193, 33-25635, 33-43005, 33-44858, 33-58622, 33-58624 and 33-59717.




Atlanta, Georgia
August 24, 1995


                                      A-38